THE GABELLI UTILITIES FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                  [GRAPHIC OMITTED, PHOTO OF TIMOTHY P. O'BRIEN]
                                                         TIMOTHY P. O'BRIEN, CFA

TO OUR SHAREHOLDERS,

      I may be hallucinating. Every time I turn on the TV I see little gray men. Maybe its just one little Gray man, but he's on every news show on every channel. He may be the governor of California but that's just so hard to believe. Could this whiny guy with the weird cotton-candy hairdo really be the governor of the biggest state in the Union? He says that he refuses to pay for the electricity that kept the lights on in his state for the past year, and demands that the same generating companies that he stiffed sell even more power to California at deeply discounted rates. I'm confused. I always thought that it was your best customers that got the big discounts, not the deadbeats.

      The war of words continued through the second quarter, and casualties were inflicted on all sides. The state of California's debt ratings came under pressure as the burden of state wholesale electricity purchases continues to mount. The state signed long-term power supply contracts with the wholesale generators and immediately tried to renegotiate them. Wholesale generating companies continue to deny charges of price gouging but are clearly going to have to cough up some combination of refunds and discounts. The Bush administration adamantly opposed wholesale electricity price caps and then pushed the Federal Energy Regulatory Commission ("FERC") to impose them, which the FERC did. Price caps are apparently a bad idea whose time has come.

      Companies and industries that become political footballs are rarely rewarding investments, and utility stocks were among the worst performers in the second quarter. The broad equity market was up, and money was clearly moving out of traditionally defensive sectors into groups that were viewed as being oversold. The weakness that utility stocks would have encountered anyway from sector rotation was exacerbated, in our opinion, by the hot political rhetoric and the threat of regulatory clawbacks.

      The quarter just ended was tough for utility investors. In its quarterly mutual fund review published July 9, 2001, the Wall Street Journal listed the fifty worst performing mutual funds. Nine of the fifty listed were utility funds. (No, we weren't on the list).

      The political heat has probably peaked. Energy prices have plunged as the slower U.S. economy has depressed demand and as increased exploration and development have increased supplies. With the forward price curve for natural gas no longer backwardated but now back in contango, gas injections into storage are surging and natural gas prices are falling rapidly. As this is written, spot natural gas prices are

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         Quarter
                        -----------------------------------------
                          1st       2nd       3rd           4th        Year
                          ---       ---       ---           ---        ----
2001: Net Asset Value   $11.02    $10.43       --           --          --
      Total Return       (4.2)%    (3.5)%      --           --          --
-------------------------------------------------------------------------------
2000: Net Asset Value   $11.76    $10.88    $12.08        $11.72      $11.72
      Total Return       10.0%     (5.7)%    13.1%         (0.8)%      16.4%
-------------------------------------------------------------------------------
1999: Net Asset Value     --        --      $10.01        $10.89      $10.89
      Total Return        --        --        0.1%(b)      22.1%       22.3%(b)
-------------------------------------------------------------------------------

---------------------------------------------------------
        Average Annual Returns - June 30, 2001 (a)
        ------------------------------------------
  1 Year .....................................    3.75%
  Life of Fund (b) ...........................   16.14%
---------------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------

barely above the psychologically important $3.00 per mcf (thousand cubic feet) level. If gas falls below $3.00 for any appreciable length of time, exploration and development budgets will be slashed. Generating capacity is clearly moving from shortage into surplus in many parts of the country, and wholesale prices continue to decline.

      Because of regulatory lag, the utilities still have a rough six months or so where they are vulnerable to regulatory action. By next year, however, we should be back to a more benign "business as usual" environment where the utilities can get off of the front pages. On balance this is positive.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Utilities Fund's (the "Fund") total return fell 3.51%. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average declined 5.72% and 3.26%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 3.75% over the trailing twelve-month period. The S&P Utility Index rose 21.28% while the Lipper Utility Fund Average fell 3.30%, over the same twelve-month period. Since inception on August 31, 1999 through June 30, 2001, the Fund had a cumulative total return of 31.61%, which equates to an average annual total return of 16.14%.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunication companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions are likely to cause the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. We are in the eye of the hurricane, and the winds are going to blow again once we have waited out the current lull.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELLSOUTH CORP. (BLS - $40.27 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans.

DTE ENERGY CO. (DTE - $46.44 - NYSE) is a combination electric and gas utility serving metropolitan Detroit. The company recently completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan. The company expects to exceed its initial estimate of cost savings. DTE trades at 11.6 times our 2002 estimate of $4.00 per share.

DYNEGY INC. (DYN - $46.50 - NYSE) is a diversified energy company with major operations in electricity generation and distribution and natural gas processing and marketing. EPS has risen rapidly as the company has built its asset base and generated additional revenues and profits through asset-backed trading of electricity and natural gas. The company is expected to earn $1.85 in 2001 and $2.20 in 2002. The stock has come under pressure due to its exposure to the California wholesale market and the bankruptcy of a major California electric utility.

EL PASO ENERGY CORP. (EPG - $52.54 - NYSE) is the largest U.S. natural gas pipeline with substantial natural gas exploration, production and midstream assets. The company also is deeply involved in competitive wholesale electricity generation and trading of electricity and gas. The company has telecommunications operations in the early stages of development. Over time, El Paso Energy is coming to look more like Enron Corp. (ENE - $49.10 - NYSE). It trades at a fraction of Enron's multiple, however, while growing its EPS at least as fast. The company has been sued for allegedly rigging the natural gas supply market in California. We doubt that the company will be found guilty in the event that this litigation makes it to trial, and the stock is likely to rally as the litigation-related overhang eases. Earnings estimates for El Paso Energy are $3.25 for 2001 and $3.90 for 2002.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $17.69 - NYSE) agreed to be acquired by the National Grid Group (NGG - $36.90 - NYSE) of the United Kingdom in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

NISOURCE INC. (NI - $27.33 - NYSE) is a major gas pipeline and distributor and electric utility. The company's acquisition of Columbia Energy made it much more of a gas player than it was previously. At 11.6 times our 2002 estimate of $2.35, NiSource is by far the cheapest major gas pipeline in the U.S., and the company is destined to be acquired down the road unless it succeeds in getting its valuation up to the premium multiple that the underlying assets warrant.

RGS ENERGY GROUP INC. (RGS - $37.50 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time. Well done to both management teams.

SBC COMMUNICATIONS INC. (SBC - $40.06 - NYSE) is one of the largest incumbent local exchange carriers. The stock has been weighed down by estimate reductions following the Ameritech acquisition, mounting concerns about the impact of California's economic slowdown, and valuation concerns related to moderating EPS growth. Offsetting these concerns to investors are the stock's appeal as a relatively safe and liquid issue. SBC is expected to earn $2.35 this year, which is below company guidance, and $2.50 in 2002.

VERIZON COMMUNICATIONS (VZ - $53.50 - NYSE) is the large local telephone giant that was created by the merger of Bell Atlantic with GTE. The stock is statistically cheap compared to SBC or BellSouth, although its near-term EPS growth is actually superior. Verizon owns 55% of its wireless unit with the balance owned by Vodafone of the United Kingdom. During the first quarter it was rumored that Vodafone wanted to buy Verizon out of the wireless joint venture. We doubt that Verizon wants to exit the wireless business, and at the moment Vodafone lacks the wherewithal to buy Verizon out anyway. Verizon trades at 13 times 2002 estimated EPS of $3.50, versus 2001 consensus estimates of $3.10.

XCEL ENERGY INC. (XEL - $28.45 - NYSE) was formed by the merger of New Century Energy, which serves customers in several Southwestern states, with Northern States Power, a major Minnesota and Wisconsin utility. New Century and Northern States were both financially strong companies with respected management teams, and the combined company is even better. Xcel has a publicly traded wholesale generating company, NRG Energy (NRG - $22.08 - NYSE), which trades at a substantially higher multiple than utility stocks generally do. Xcel's holding of NRG stock is worth about $10 per Xcel share at current prices. In a year or two the company is likely to spin off NRG to shareholders, which should highlight the unrealized value in the residual utility company. Xcel is expected to earn $2.20 this year and $2.40 in 2002, as NRG's EPS grows 25% while the regulated utility operations grow 4% to 6%.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO               WHEN
                          ---               ----
      Special Chats:      Mario Gabelli     First Monday of each month
                          Howard Ward       First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          AUGUST            SEPTEMBER           OCTOBER
                          ------            ---------           --------
      1st Wednesday       Caesar Bryan      Walter Walsh        Ivan Arteaga
      2nd Wednesday       Ivan Arteaga      Caesar Bryan        Tim O'Brien
      3rd Wednesday       Linda Caulkin     Hart Woodson        Susan Byrne
      4th Wednesday       Tim O'Brien       Barbara Marcin      Caesar Bryan
      5th Wednesday       Barbara Marcin                        Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                             Sincerely,

                                             /S/ SIGNATURE OF TIMOTHY P. O'BRIEN

                                             TIMOTHY P. O'BRIEN, CFA
                                             Portfolio Manager
July 16, 2001


--------------------------------------------------------------------------------
                            Schedule of Distributions
                            -------------------------

              Reinvestment Date   Per Share   Reinvestment Price
              --------------------------------------------------
              December 27, 1999    $0.25          $10.89
              January 27, 2000     $0.07          $10.70
              February 25, 2000    $0.07          $10.85
              March 29, 2000       $0.07          $11.82
              April 26, 2000       $0.07          $11.19
              May 26, 2000         $0.07          $10.64
              June 28, 2000        $0.07          $11.12
              July 27, 2000        $0.07          $10.73
              August 29, 2000      $0.07          $11.15
              September 27, 2000   $0.07          $11.96


              Reinvestment Date   Per Share   Reinvestment Price
              --------------------------------------------------
              October 27, 2000     $0.07          $11.47
              November 28, 2000    $0.07          $11.76
              December 27, 2000    $0.12          $11.73
              January 29, 2001     $0.07          $11.24
              February 26, 2001    $0.07          $11.13
              March 28, 2001       $0.07          $10.74
              April 26, 2001       $0.07          $11.35
              May 29, 2001         $0.07          $11.04
              June 27, 2001        $0.07          $10.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  -------------
         El Paso Corp.                    AESCorp.
         Niagara Mohawk Holdings Inc.     Dynegy Inc.
         Verizon Communications           BellSouthCorp.
         RGS Energy Group Inc.            DTE Energy Co.
         Xcel Energy Inc.                 Kansas City Power & Light Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                    COST         VALUE
  ------                                                    ----        ------

              COMMON STOCKS -- 89.1%
              ENERGY AND UTILITIES: ELECTRIC -- 36.0%
  13,000      AES Corp.+ ...........................  $    699,600   $  559,650
  10,000      Calpine Corp.+ .......................       435,229      378,000
   8,000      Cinergy Corp. ........................       277,930      279,600
   6,000      DPL Inc. .............................       140,851      173,760
  11,566      DTE Energy Co. .......................       484,982      537,125
  19,000      Kansas City Power & Light Co. ........       482,920      466,450
   1,000      Maine Public Service Co. .............        20,050       28,750
  34,000      Niagara Mohawk Holdings Inc.+ ........       508,887      601,460
  12,000      Southern Co. .........................       197,660      279,000
  10,000      TECO Energy Inc. .....................       223,444      305,000
  20,000      Xcel Energy Inc. .....................       552,625      569,000
                                                       -----------  -----------
                                                         4,024,178    4,177,795
                                                       -----------  -----------
              ENERGY AND UTILITIES: INTEGRATED -- 21.1%
   5,000      CH Energy Group Inc. .................       210,039      219,750
   8,000      Constellation Energy Group ...........       320,650      340,800
   7,000      Entergy Corp. ........................       214,356      268,730
   6,000      Mirant Corp.+ ........................       163,770      206,400
  10,000      NiSource Inc. ........................       252,781      273,300
   8,000      Questar Corp. ........................       226,190      198,080
  15,500      RGS Energy Group Inc. ................       422,107      581,250
  15,000      Wisconsin Energy Corp. ...............       323,725      356,550
                                                       -----------  -----------
                                                         2,133,618    2,444,860
                                                       -----------  -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 17.3%
  12,000      Dynegy Inc., Cl. A ...................       548,813      558,000
  17,000      El Paso Corp. ........................       751,829      893,180
   3,000      Enron Corp. ..........................       176,250      147,000
   8,000      National Fuel Gas Co. ................       388,325      415,920
                                                       -----------  -----------
                                                         1,865,217    2,014,100
                                                       -----------  -----------
              TELECOMMUNICATIONS: LOCAL -- 12.2%
  13,700      BellSouth Corp. ......................       572,648      551,699
   7,000      SBC Communications Inc. ..............       316,940      280,420
  11,000      Verizon Communications ...............       539,035      588,500
                                                       -----------  -----------
                                                         1,428,623    1,420,619
                                                       -----------  -----------


                                                                        MARKET
  SHARES                                                    COST         VALUE
  ------                                                    ----        ------
              WIRELESS COMMUNICATIONS -- 2.5%
  12,000      Sprint PCS Group+ ....................  $    267,624  $   289,800
                                                       -----------  -----------
              TOTAL COMMON STOCKS ..................     9,719,260   10,347,174
                                                       -----------  -----------

              PREFERRED STOCKS -- 1.9%
              ENERGY AND UTILITIES: INTEGRATED -- 1.9%
   3,000      Mirant Trust I,
               6.25% Cv. Pfd., Ser. A ..............       196,575      216,000
                                                       -----------  -----------
 PRINCIPAL
  AMOUNT
 ---------
              U.S. GOVERNMENT OBLIGATIONS -- 8.9%
$1,044,000    U.S. Treasury Bills,
               3.46% to 3.85%++,
               due 07/05/01 to 09/20/01 ............     1,037,689    1,037,460
                                                       -----------  -----------
              TOTAL
               INVESTMENTS -- 99.9% ................   $10,953,524   11,600,634
                                                       ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% .........................       16,981
                                                                    -----------
              NET ASSETS -- 100.0% ...............................  $11,617,615
                                                                    ===========
    ------------------------
              For Federal tax purposes:
              Aggregate cost .....................................  $10,953,524
                                                                    ===========
              Gross unrealized appreciation ......................  $   975,817
              Gross unrealized depreciation ......................     (328,707)
                                                                    -----------
              Net unrealized appreciation ........................  $   647,110
                                                                    ===========
------------------------
+  Non-income producing security.
++ Represents  annualized yield at date of purchase.


                 See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $10,953,524) ....  $11,600,634
  Cash ........................................       15,853
  Dividends receivable ........................       24,208
  Receivable for Fund shares sold .............        2,813
  Other assets ................................        1,600
                                                 -----------
  TOTAL ASSETS ................................   11,645,108
                                                 -----------
LIABILITIES:
  Payable for investment advisory fees ........        7,485
  Payable for distribution fees ...............        2,399
  Other accrued expenses and liabilities ......       17,609
                                                 -----------
  TOTAL LIABILITIES ...........................       27,493
                                                 -----------
  NET ASSETS applicable to 1,114,067
    shares outstanding ........................  $11,617,615
                                                 ===========
NET ASSETS CONSIST OF:
  Shares of beneficial interest,
    at par value ..............................  $     1,114
  Additional paid-in capital ..................   12,453,024
  Distributions in excess of
    net investment income .....................     (415,534)
  Accumulated net realized loss on
    investments ...............................   (1,068,099)
  Net unrealized appreciation on investments ..      647,110
                                                 -----------
  TOTAL NET ASSETS ............................  $11,617,615
                                                 ===========
  NET ASSET VALUE, offering and redemption
    price per share ($11,617,615 / 1,114,067
    shares outstanding; unlimited shares
    authorized of $0.001 par value) ...........       $10.43
                                                      ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $292) ....  $   140,288
  Interest ....................................       18,117
                                                 -----------
  TOTAL INVESTMENT INCOME .....................      158,405
                                                 -----------
EXPENSES:
  Investment advisory fees ....................       59,516
  Distribution fees ...........................       14,879
  Shareholder services fees ...................       16,823
  Shareholder communications expenses .........       14,527
  Trustees' fees ..............................       12,133
  Legal and audit fees ........................       12,090
  Registration fees ...........................        8,549
  Custodian fees ..............................        4,256
  Miscellaneous expenses ......................        1,684
                                                 -----------
  TOTAL EXPENSES ..............................      144,457
                                                 -----------
  Less: Expense reimbursements ................      (25,403)
                                                 -----------
  TOTAL NET EXPENSES ..........................      119,054
                                                 -----------
  NET INVESTMENT INCOME .......................       39,351
                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investments ............       29,132
  Net change in unrealized appreciation/
    depreciation on investments ...............   (1,070,182)
                                                 -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ............................   (1,041,050)
                                                 -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................  $(1,001,699)
                                                 ===========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 JUNE 30, 2001          YEAR ENDED
                                                                                  (UNAUDITED)        DECEMBER 31, 2000
                                                                                ----------------     -----------------
OPERATIONS:
  Net investment income ....................................................      $    39,351           $   657,775
  Net realized gain (loss) on investments ..................................           29,132            (1,095,161)
  Net change in unrealized appreciation/depreciation on investments ........       (1,070,182)            1,557,013
                                                                                  -----------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       (1,001,699)            1,119,627
                                                                                  -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................          (40,122)             (656,957)
  In excess of net investment income .......................................         (415,534)                   --
                                                                                  -----------            ----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................         (455,656)             (656,957)
                                                                                  -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from shares of
    beneficial interest transactions .......................................         (205,847)            9,133,186
                                                                                  -----------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................       (1,663,202)            9,595,856
                                                                                  -----------           -----------
NET ASSETS:
  Beginning of period ......................................................       13,280,817             3,684,961
                                                                                  -----------           -----------
  End of period ............................................................      $11,617,615           $13,280,817
                                                                                  ===========           ===========


                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income. The Fund commenced investment operations on August 31, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2000 of $1,088,544. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2008.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the six months ended June 30, 2001, the Adviser reimbursed the Fund in the amount of $25,403. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $14,977, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $4,299,211 and $4,314,574, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                           SIX MONTHS ENDED                     SYEAR ENDED
                                                             JUNE 30, 2001                  DECEMBER 31, 2000
                                                        ---------------------          -------------------------
                                                         SHARES        AMOUNT            SHARES          AMOUNT
                                                        ---------      ------          ---------     -----------
Shares sold ........................................    297,053   $ 3,285,668          1,007,537     $11,600,876
Shares issued upon reinvestment of dividends .......     39,529       432,772             56,110         636,579
Shares redeemed ....................................   (355,575)   (3,924,287)          (269,032)     (3,104,269)
                                                       --------   -----------          ---------     -----------
    Net increase (decrease) ........................    (18,993)  $  (205,847)           794,615     $ 9,133,186
                                                       ========   ===========          =========     ===========

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                             SIX MONTHS ENDED
                                                                JUNE 30, 2001                YEAR ENDED             PERIOD ENDED
                                                                 (UNAUDITED)              DECEMBER 31, 2000      DECEMBER 31, 1999+
                                                             ------------------          -------------------    --------------------
OPERATING PERFORMANCE
    Net asset value, beginning of period ................        $  11.72                     $  10.89               $  10.00
                                                                 --------                     --------              ---------
    Net investment income ...............................            0.05                         0.89                   0.04(a)
    Net realized and unrealized gain on investments .....           (0.92)                        0.83                   2.18
                                                                 --------                     --------              ---------
    Total from investment operations ....................           (0.87)                        1.72                   2.22
                                                                 --------                     --------              ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ...............................           (0.05)                       (0.89)                 (0.03)
    In excess of net investment income ..................           (0.37)                        0.00                   0.00
    Net realized gain on investments ....................              --                           --                  (1.23)
    In excess of net realized gain on investments .......              --                           --                  (0.07)
                                                                 --------                     --------              ---------
    Total distributions .................................           (0.42)                       (0.89)                 (1.33)
                                                                 --------                     --------              ---------
    NET ASSET VALUE, END OF PERIOD ......................        $  10.43                     $  11.72                $ 10.89
                                                                 ========                     ========              ---------
    Total return++ ......................................          (7.5)%                        16.4%                  22.3%
                                                                 ========                     ========              =========

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ................        $ 11,618                     $ 13,281                $ 3,685
    Ratio of net investment income
       to average net assets ............................           0.66%(b)                     8.31%                  0.99%(b)
    Ratio of operating expenses to average net assets ...
       before reimbursement (c)                                    2.43%(b)                      2.88%                 10.63%(b)
    Ratio of operating expenses to average net assets ...
       net of reimbursement .............................          2.00%(b)                      2.00%                  2.00%(b)
    Portfolio turnover rate                                           38%                         215%                    94%

--------------------------------

 + For the period August 31, 1999 (commencement of operations)  through December
   31, 1999.
++ Total  return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized. (a) Based on average month-end shares outstanding.
(b) Annualized.
(c)During the six months ended June 30, 2001 and the periods ended December 31, 2000 and 1999, the Adviser voluntarily reimbursed certain expenses. If such expense had not occurred the ratio of operating expenses to average net assets would have been as shown.


                       See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                         Timothy P. O'Brien, CFA
PRESIDENT AND CHIEF                           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                               James E. McKee
VICE PRESIDENT AND TREASURER                  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q201SR

                                             [PHOTO OMITTED OF MARIO J. GABELLI]
THE
GABELLI
UTILITIES
FUND



                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001